Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement

The purpose of the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement provided under this Rider is to provide a stream of annual minimum withdrawals to the Contract Owner, as well as a highest anniversary value death benefit as an enhancement to the Standard Death Benefit provided under the Contract. The Withdrawal Benefit Base is established for the sole purpose of determining the Guaranteed Annual Withdrawal Amount and cannot be withdrawn in a lump sum and is not payable as a death benefit. The Guaranteed Minimum Death Benefit Base is established for the sole purpose of determining the Death Benefit Enhancement and cannot be withdrawn in a lump sum and is not payable as a death benefit. This Rider may be cancelled only under certain conditions disclosed below. Termination of the Contract results in termination of this Rider. Termination of the Rider or the Contract will result in termination of guaranteed minimum withdrawals and the Death Benefit Enhancement under this guarantee.

The Penn Mutual Life Insurance Company (the “Company”) agrees, subject to and in accordance with the provisions of this supplemental agreement (“the Rider”), to provide the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement described below. The Rider is a part of the Contract to which it is attached. It is subject to all of the provisions of the Contract unless stated otherwise in the Rider. Provisions of the Rider will apply in lieu of any Contract provisions to the contrary. Surrender charges may apply to withdrawals under this rider.

The Rider will terminate upon assignment or a change in ownership of the Contract unless the new assignee or Contract Owner meets the qualifications specified in the Termination provision of the Rider.

Covered Life. A Covered Life is a person upon whose age / lifetime the features and benefits of the Rider are based. The Rider only covers natural persons named in the Contract, and the Covered Life(Lives) (up to two) must be designated at Contract issue or the Rider Effective Date. The Annuitant must be a Covered Life. If a Joint Annuitant is named in the Contract, the Joint Annuitant must also be a Covered Life and only a Joint Life Guarantee is available. If there is only one Annuitant, a Joint Life Guarantee is available with a Contingent Annuitant designated as the second Covered Life. The Covered Life(Lives) under the Rider will be listed in the Additional Contract Specifications. The Covered Life(Lives) cannot be changed after the Rider Effective Date, except under conditions outlined below in the “Replacing a Covered Life under a Joint Life Guarantee” provision.

Single Life Guarantee. A Single Life Guarantee is issued when a sole Covered Life is specified in the Additional Contract Specifications. The Covered Life under the Single Life Guarantee must be the sole Annuitant. The Covered Life must also be a Contract Owner, unless the Contract Owner is an entity. Minimum withdrawals under the Lifetime Withdrawal Guarantee will be made for the lifetime of the Covered Life. Any Death Benefit Enhancement under the Rider is payable on death of the Covered Life.

Joint Life Guarantee. A Joint Life Guarantee is issued when two Covered Lives are specified in the Additional Contract Specifications. One Covered Life must be the Annuitant, and the second Covered Life must either be a Joint Annuitant or a Contingent Annuitant. At least one Covered Life must be a Contract Owner, and any non-Owner Covered Life must be the sole primary Beneficiary. If Covered Lives are both Owners, they must be each other’s sole primary Beneficiary. Minimum withdrawals under the Lifetime Withdrawal Guarantee will continue for the lifetime of the last surviving Covered Life. Any Death Benefit Enhancement under the Rider is payable on death of the last surviving Covered Life. A Joint Life Guarantee may be continued upon Contract Owner’s death only if permitted by federal law.

Converting a Single Life Guarantee to a Joint Life Guarantee. A Single Life Guarantee cannot be converted to a Joint Life Guarantee. A second Covered Life may not be added after the Rider Effective Date.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Converting a Joint Life Guarantee to a Single Life Guarantee. If withdrawals have not started under one of the Living Benefit Guarantee (defined below) withdrawal options provided by this Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, a Joint Life Guarantee can be converted to a Single Life Guarantee under the following conditions:

•	Death of a Covered Life, or
•	Removal of a Covered Life by the Contract Owner(s).

Once the Rider is converted to a Single Life Guarantee, all Single Life Guarantee Rider features and benefits provided under the Rider will apply and no additional Covered Life may be added in the future.

If withdrawals have started under one of the Living Benefit Guarantee withdrawal options, the Joint Life Guarantee cannot be converted to a Single Life Guarantee. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied), but the features and benefits provided under a Joint Life Guarantee will still apply.

Replacing a Covered Life under a Joint Life Guarantee. If withdrawals have not started under one of the Living Benefit Guarantee withdrawal options of the Rider, and provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied, the Covered Life may be replaced by the Contract Owner(s). All features and benefits of the Rider will be based on the younger Covered Life (after replacement), and any Covered Life must also meet issue age requirements at time of designation.

If withdrawals have started under one of the Living Benefit Guarantee withdrawal options, the Covered Life cannot be replaced. The Covered Life can be removed from the Contract by the Contract Owner(s) (provided that all Owner / Annuitant designation requirements outlined in the Contract are satisfied), but no additional Covered Life may be added in the future, and the features and benefits provided under a Joint Life Guarantee would still apply.

Impact of Divorce. Upon divorce, unless the divorce decree provides otherwise, the Contract Owner(s) has(have) the following options: (1) change the Rider from a Joint Life Guarantee to a Single Life Guarantee (subject to conditions outlined under “Converting a Joint Life Guarantee to a Single Life Guarantee” above); (2) keep the Joint Life Guarantee, but replace a Covered Life (subject to conditions outlined under “Replacing a Covered Life under a Joint Life Guarantee” above); or (3) terminate the Rider, thereby eliminating the Living Benefit Guarantee. The Company will attempt to accommodate any other arrangements provided in a divorce decree. Any change or transfer of ownership as a result of divorce is subject to the change in ownership provisions of the Contract.

Issue Age Requirements. The Single Life Guarantee is available only if the Covered Life satisfies the issue age requirements as of the Rider Effective Date. The Joint Life Guarantee is available only if both Covered Lives satisfy the issue age requirements as of the Rider Effective Date. A Covered Life must always meet issue age requirements at time of designation. Issue age requirements for the Rider are listed in the Additional Contract Specifications and determined by the Age Nearest Birthday of the Covered Life(Lives).

Guaranteed Minimum Withdrawal Benefit – Living Benefit Guarantee.

This Rider provides the Contract Owner(s) with guaranteed minimum withdrawals under the Living Benefit Guarantee withdrawal options. It allows the Contract Owner(s) to receive Guaranteed Annual Withdrawal Amounts based on the Withdrawal Benefit Base as described below. Under the Rider, the Contract will have two distinct phases. The period prior to the exercise of the first withdrawal taken under the Living Benefit Guarantee is called the Deferral Phase. The period during which withdrawals are taken under the Living Benefit Guarantee is called the Withdrawal Phase.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Deferral Phase. The Deferral Phase begins on the Rider Effective Date and continues until the earliest of:

(1)	the exercise of one of the Living Benefit Guarantee withdrawal options (availability by age is specified in the Additional Contract Specifications),
(2)	the Contract Value is reduced to zero and the Living Benefit Guarantee is not available,
(3)	Annuitization upon the earlier of:
(a)	the Contract Value is reduced to zero and the Living Benefit Guarantee is available, or
(b)	Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier),
(4)	Termination of the Contract or the Rider, or
(5)	the death of a sole Covered Life for a Single Life Guarantee, or the last death of both Covered Lives for a Joint Life Guarantee.

Withdrawal Phase. The Withdrawal Phase begins when one of the Living Benefit Guarantee withdrawal options is first exercised and continues until the earliest of:

(1)	the Withdrawal Benefit Base and the Contract Value are reduced to zero,
(2)	Termination of the Contract or the Rider,
(3)	Annuitization upon the earlier of:
(a)	the Contract value reducing to zero, or
(b)	Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), or
(4)	the death of a sole Covered Life for a Single Life Guarantee, or the last death of both Covered Lives for a Joint Life Guarantee.

Withdrawal Benefit Base. The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount for the Living Benefit Guarantee withdrawal options.

The Withdrawal Benefit Base cannot be withdrawn in a lump sum and is not payable as a death benefit.

The Withdrawal Benefit Base is determined as follows:

On the Rider Effective Date, the Withdrawal Benefit Base is equal to the Purchase Payments received by the Company.

After the Rider Effective Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each subsequent Purchase Payment. Each year (on the Contract Anniversary) until the end of the Deferral Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Deferral Phase Withdrawals (described under “Guaranteed Minimum Withdrawal Benefit – Withdrawals”).

At the time the Living Benefit Guarantee is first exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

In the Withdrawal Phase, subsequent Purchase Payments will not be permitted. Each year (on the Contract Anniversary) until the end of the Withdrawal Phase Inflation Increase Period (described below), an Inflation Increase will be credited to the Withdrawal Benefit Base. After the Inflation Increase (if applicable) is credited, the Withdrawal Benefit Base will continue to be evaluated for an Automatic Annual Step-Up opportunity until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). The Withdrawal Benefit Base will decrease for Excess Withdrawals (see “Excess Withdrawal” provisions of “Withdrawal Phase” section below).

Inflation Increase of Withdrawal Benefit Base. On each Contract Anniversary, before the end of the Deferral Phase Inflation Increase Period in the Deferral Phase or the Withdrawal Phase Inflation Increase Period in the Withdrawal Phase, and if the Withdrawal Benefit Base is greater than zero, the Company will credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase is calculated on Contract Anniversary and equals the Inflation Factor multiplied by the average monthly Withdrawal Benefit Base over the prior Contract Year.

Deferral Phase Inflation Increase Period. In the Deferral Phase, the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is defined as the Deferral Phase Inflation Increase Period.

The Deferral Phase Inflation Increase Period begins on the Rider Effective Date and lasts until the earliest of (1) and (2), where:

(1)

is the Number of Contract Years (subject to the Deferral Phase Inflation Increase Period maximum specified in the Additional Contract Specifications) that have passed since the later of (a) and (b), where:

(a)	is the Rider Effective Date, and
(b)	is the date of the most recent Automatic Annual Step-Up of Withdrawal Benefit Base, and
(2)	is the end of the Deferral Phase (as described above).

Withdrawal Phase Inflation Increase Period – Standard Withdrawal Guarantee. In the Withdrawal Phase under the Standard Withdrawal Guarantee (described under “Guaranteed Minimum Withdrawal Benefit – Withdrawals”), Inflation Increases will be applied to the Withdrawal Benefit Base until the earlier of (1) and (2), where:

(1)	is Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), and
(2)	is the last Contract Anniversary prior to the Standard Withdrawal Benefit Balance reducing to zero.

Withdrawal Phase Inflation Increase Period – Lifetime Withdrawal Guarantee. In the Withdrawal Phase under the Lifetime Withdrawal Guarantee (described under “Guaranteed Minimum Withdrawal Benefit – Withdrawals”), the period of time during which Inflation Increases will be applied to the Withdrawal Benefit Base is known as the Lifetime Withdrawal Guarantee Inflation Increase Period. The Withdrawal Phase Inflation Increase Period will continue for as long as the Contract Value is greater than zero within the Withdrawal Phase.

If at some point in the Withdrawal Phase under the Lifetime Withdrawal Guarantee the Contract Value reduces to zero, the Withdrawal Phase Inflation Increase Period will cease when the number of Contract Years specified in the Additional Contract Specifications has passed since the later of (1) and (2), where:

(1)	is the Contract Year in which Lifetime Withdrawals began, and
(2)	is the date of the most recent Automatic Annual Step-Up of Withdrawal Benefit Base.

If the Contract is still in the Withdrawal Phase at Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), the Withdrawal Phase Inflation Increase Period will cease upon Annuitization.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Inflation Factor. The Inflation Factor is calculated based on the Consumer Price Index for All Urban Consumers (CPI-U), which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. If this Index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90-days notice prior to any such change. The Inflation Factor applicable to the Contract on its Contract Anniversary will be determined at the beginning of the calendar month that contains the Contract Anniversary. The Inflation Factor equals the lesser of the Maximum Inflation Factor (specified in the Additional Contract Specifications) or the ratio of (1) to (2), where:

(1)	is the greater of zero and the difference between (a) and (b), where:
(a)	is the CPI-U released in the previous month (most recent release), and
(b)	is the CPI-U released twelve months prior to the most recent release, and
(2)	is the CPI-U released twelve months prior to the most recent release.

Automatic Annual Step-Up of Withdrawal Benefit Base. An Automatic Annual Step-Up of Withdrawal Benefit Base is an increase of the Withdrawal Benefit Base to an amount equal to 100% of the Contract Value. The Withdrawal Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity on each Contract Anniversary until Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier). If the Contract Value at the time of evaluation is greater than the Withdrawal Benefit Base (after an Inflation Increase is credited, if applicable), the Withdrawal Benefit Base will automatically step-up to the Contract Value.

Maximum Withdrawal Benefit Base. The Withdrawal Benefit Base cannot exceed the Maximum Withdrawal Benefit Base amount, listed in the Additional Contract Specifications.

Guaranteed Minimum Death Benefit Enhancement. Prior to the Annuity Date and upon receipt of due proof of the death of the Covered Life for Single Life Guarantees, or the last death of the Covered Lives for Joint Life Guarantees, and other necessary documents required to process the claim, the Company will pay the beneficiary a Death Benefit Enhancement in addition to the Standard Death Benefit provided in the Contract to which the Rider is attached. The Death Benefit Enhancement is equal to the remaining Guaranteed Minimum Death Benefit Base (which is calculated as described below) minus the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is specified in the Additional Contract Specifications and will apply at the time the Death Benefit Enhancement is calculated. The Guaranteed Minimum Death Benefit Base is calculated independently of the Contract Value or any other benefit base. The Death Benefit Enhancement, if any, will be payable until the earlier of:

(1)	Actual Age 95 of the younger Covered Life or the Annuity Date (if earlier), or

(2)	the date upon which the Contract Value reduces to zero.

Guaranteed Minimum Death Benefit Base. The Guaranteed Minimum Death Benefit Base is the amount used to determine the value of the Guaranteed Minimum Death Benefit Enhancement.

The Guaranteed Minimum Death Benefit Base cannot be withdrawn.

The Guaranteed Minimum Death Benefit Base is determined as follows:

On the Rider Effective Date, the Guaranteed Minimum Death Benefit Base is equal to the Purchase Payments received by the Company.

After the Rider Effective Date, the Guaranteed Minimum Death Benefit Base will increase with subsequent Purchase Payments, may step-up to the Contract Value, and will decrease for withdrawals.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Automatic Annual Step-Up of Guaranteed Minimum Death Benefit Base. An Automatic Annual Step-Up of Guaranteed Minimum Death Benefit Base is an increase of the Guaranteed Minimum Death Benefit Base to an amount equal to 100% of the Contract Value. The Guaranteed Minimum Death Benefit Base will be evaluated for an Automatic Annual Step-Up opportunity on each Contract Anniversary until the Contract Anniversary following the date on which the younger Covered Life reaches the Maximum Step-Up Age (specified in the Additional Contract Specifications). If the Contract Value at the time of evaluation is greater than the current Guaranteed Minimum Death Benefit Base, the Guaranteed Minimum Death Benefit Base will automatically step-up to the Contract Value.

Effect of subsequent Purchase Payments.

Effect of subsequent Purchase Payments on Withdrawal Benefit Base. During the Deferral Phase, the Withdrawal Benefit Base increases by the dollar amount of each subsequent Purchase Payment. Purchase Payments made on a Contract Anniversary are credited to the Withdrawal Benefit Base after the Inflation Increase is credited and evaluation for an Automatic Annual Step-Up of Withdrawal Benefit Base takes place.

Subsequent Purchase Payments will not be permitted during the Withdrawal Phase.

Effect of subsequent Purchase Payments on Guaranteed Minimum Death Benefit Base. The Guaranteed Minimum Death Benefit Base increases by the dollar amount of each subsequent Purchase Payment. Purchase Payments made on a Contract anniversary are credited to the Guaranteed Minimum Death Benefit Base after evaluation for an Automatic Annual Step-Up of Guaranteed Minimum Death Benefit Base takes place.

Effect of Purchase Payment Enhancements. This provision only applies to contracts that include a Purchase Payment Enhancement Endorsement as listed on Page 3.

Effect of Purchase Payment Enhancements on the Withdrawal Benefit Base. Purchase Payment Enhancements are not included in the initial Withdrawal Benefit Base on the Rider Effective Date, and do not increase the Withdrawal Benefit Base when subsequent Purchase Payments are made.

Contract Value Step-Up. If the Contract to which this Rider is attached provides Purchase Payment Enhancements, the Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that is made. If an Automatic Annual Step-Up of Withdrawal Benefit Base under this Rider takes place on a subsequent anniversary, any portion of Purchase Payment Enhancement(s) that is part of the then current Contract Value will also become part of the Withdrawal Benefit Base.

Withdrawal Benefit Base Enhancement True-Up. Each Purchase Payment Enhancement is subject to the Withdrawal Benefit Enhancement True-Up Waiting Period (specified in the Additional Contract Specifications), beginning on the date of the Purchase Payment, for inclusion in the Withdrawal Benefit Base Enhancement True-Up evaluation. After the Withdrawal Benefit Enhancement True-Up Waiting Period has elapsed for the initial Purchase Payment, the Withdrawal Benefit Enhancement True-Up evaluation will take place every anniversary, until a withdrawal is taken (including Deferral Phase Withdrawals).

Evaluation will be carried out in the following order:

Step 1: An Inflation Increase is credited to the Withdrawal Benefit Base,

Step 2: The Withdrawal Benefit Base is evaluated for an Automatic Annual Step-Up,

Step 3: The Withdrawal Benefit Base is evaluated for the Withdrawal Benefit Base Enhancement True-Up.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

At the time of the Withdrawal Benefit Base Enhancement True-Up evaluation, the Withdrawal Benefit Base (determined in Step 2) will be compared to the Withdrawal Benefit Enhancement True-Up Base. The Withdrawal Benefit Enhancement True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments up to, but not including, the date on which the evaluation takes place, and
(2)

is the sum of Purchase Payment Enhancements associated with Purchase Payments that have been in the Contract for at least the duration of the Withdrawal Benefit Enhancement True-Up Waiting Period, multiplied by the Withdrawal Benefit Enhancement True-Up Percentage (listed in the Additional Contract Specifications), as of the date of the evaluation.

If the Withdrawal Benefit Base (determined in Step 2) is less than the Withdrawal Benefit Enhancement True-Up Base, the Withdrawal Benefit Base will be set equal to the Withdrawal Benefit Enhancement True-Up Base.

If any withdrawals are taken, including Deferral Phase Withdrawals, the Withdrawal Benefit Base will no longer be evaluated for the Withdrawal Benefit Base Enhancement True-Up.

Purchase Payments made on Contract Anniversary will be added to the Withdrawal Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True-Up has occurred.

Effect of Purchase Payment Enhancements on the Guaranteed Minimum Death Benefit Base. Purchase Payment Enhancements are not included in the initial Guaranteed Minimum Death Benefit Base on the Rider Effective Date, and do not increase the Guaranteed Minimum Death Benefit Base when subsequent Purchase Payments are made.

Contract Value Step-Up. If the Contract to which this Rider is attached provides Purchase Payment Enhancements, the Contract Value will be immediately credited with the Purchase Payment Enhancement for every Purchase Payment that is made. If an Automatic Annual Step-Up of Guaranteed Minimum Death Benefit Base under this Rider takes place on a subsequent anniversary, any portion of Purchase Payment Enhancement(s) that is part of the then current Contract Value will also become part of the Guaranteed Minimum Death Benefit Base.

Guaranteed Minimum Death Benefit Base Enhancement True-Up. Each Purchase Payment is subject to the Guaranteed Minimum Death Benefit Enhancement True-Up Waiting Period (specified in the Additional Contract Specifications), beginning on the date of the Purchase Payment, for inclusion in the Guaranteed Minimum Death Benefit Base Enhancement True-Up evaluation. After the Guaranteed Minimum Death Benefit Enhancement True-Up Waiting Period has elapsed for the initial Purchase Payment, the Guaranteed Minimum Death Benefit Base Enhancement True-Up evaluation will take place every anniversary, until a withdrawal is taken (including Deferral Phase Withdrawals).

Evaluation will be carried out in the following order:

Step 1:	The Guaranteed Minimum Death Benefit Base is evaluated for an Automatic Annual Step-Up,
Step 2:	The Guaranteed Minimum Death Benefit Base is evaluated for the Guaranteed Minimum Death Benefit Base Enhancement True-Up.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

At the time of the Guaranteed Minimum Death Benefit Base Enhancement True-Up evaluation, the Guaranteed Minimum Death Benefit Base (determined in Step 1) will be compared to the Guaranteed Minimum Death Benefit Enhancement True-Up Base. The Guaranteed Minimum Death Benefit Enhancement True-Up Base is the sum of (1) and (2), where:

(1)	is the sum of Purchase Payments up to, but not including, the date on which the evaluation takes place, and
(2)

is the sum of Purchase Payment Enhancements associated with Purchase Payments that have been in the Contract for at least the duration of the Guaranteed Minimum Death Benefit Enhancement True-Up Waiting Period multiplied by the Guaranteed Minimum Death Benefit Enhancement True-Up Percentage (listed in the Additional Contract Specifications), as of the date of the evaluation.

If the Guaranteed Minimum Death Benefit Base (determined in Step 1) is less than the Guaranteed Minimum Death Benefit Enhancement True-Up Base, the Guaranteed Minimum Death Benefit Base will be set equal to the Guaranteed Minimum Death Benefit Enhancement True-Up Base.

If any withdrawals are taken, the Guaranteed Minimum Death Benefit Base will no longer be evaluated for the Guaranteed Minimum Death Benefit Base Enhancement True-Up.

Purchase Payments made on Contract Anniversary will be added to the Guaranteed Minimum Death Benefit Base after the evaluation for Withdrawal Benefit Base Enhancement True-Up has occurred.

Guaranteed Minimum Withdrawal Benefit - Withdrawals.

Withdrawal Options. Withdrawals can be taken in both the Deferral and Withdrawal Phases. During both Contract phases, surrender charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount.

Deferral Phase. Withdrawals are permitted in the Deferral Phase that do not initiate the Living Benefit Guarantee and will keep the Contract in the Deferral Phase. Such withdrawals are considered Deferral Phase Withdrawals. The Maximum Number of Deferral Phase Withdrawals and Maximum Deferral Phase Withdrawal Amount are both specified in the Additional Contract Specifications.

Withdrawal requested before Living Benefit Guarantee becomes available. If a withdrawal is requested before the Living Benefit Guarantee becomes available, it will be treated as a Deferral Phase Withdrawal, which can be taken as a one-time distribution or on a periodic basis under the “Systematic Withdrawals” provision. If Deferral Phase Withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2.

Withdrawal requested after Living Benefit Guarantee becomes available. Unless requested to remain in the Deferral Phase, if the Lifetime Withdrawal Guarantee (described below) is available based on the age of younger Covered Life (as specified in the Additional Contract Specifications), the Living Benefit Guarantee will be exercised under the Lifetime Withdrawal Guarantee, and the Contract will move into the Withdrawal Phase.

If the Lifetime Withdrawal Guarantee (described below) is not available based on the age of younger Covered Life (as specified in the Additional Contract Specifications), the Living Benefit Guarantee will be exercised under the Standard Withdrawal Guarantee (described below) at the lowest available Standard Withdrawal Rate, and the Contract will move into the Withdrawal Phase.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

In order to remain in the Deferral Phase, the Contract Owner must specifically request a Deferral Phase Withdrawal, which can be taken as a one-time distribution or systematically. If Deferral Phase Withdrawals are set up systematically, the Contract will remain in the Deferral Phase until a request is received by the Company with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee. There may be tax implications to taking withdrawals prior to age 59 1⁄2.

Effect of Deferral Phase Withdrawals on Withdrawal Benefit Base. Deferral Phase Withdrawals reduce the Withdrawal Benefit Base by the greater of (1) and (2) where:

(1)	is the Deferral Phase Withdrawal amount, and
(2)	is the Deferral Phase Withdrawal amount multiplied by the ratio of (a) to (b), where:
(a)	is the Withdrawal Benefit Base immediately prior to the Deferral Phase Withdrawal, and
(b)	is the Contract Value immediately prior to the Deferral Phase Withdrawal.

Effect of Deferral Phase Withdrawals on Contract Value. Deferral Phase Withdrawals reduce the Contract Value by the dollar amount of the Deferral Phase Withdrawal, including any taxes and/or fees, if applicable. If the amount of the Deferral Phase Withdrawal exceeds the Free Withdrawal Amount, surrender charges will apply.

Effect of Partial Annuitizations on Withdrawal Benefit Base. Partial Annuitization (available only in the Deferral Phase) will reduce the Withdrawal Benefit Base and the Contract Value in the same manner as Deferral Phase Withdrawals (described above).

Withdrawal Phase. Once the Covered Life (for a Single Life Guarantee) or the younger Covered Life (for a Joint Life Guarantee) has reached the age at which the Living Benefit Guarantee becomes available (specified in the Additional Contract Specifications), the Contract may enter the Withdrawal Phase.

Once withdrawals have started under the Living Benefit Guarantee (described below), the Partial Annuitization feature is no longer available.

Living Benefit Guarantee. There are two Living Benefit Guarantee withdrawal options in the Withdrawal Phase: the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee. The Contract Owner(s) must elect one of the withdrawal options at the time the Living Benefit Guarantee is exercised. The Contract Owner(s) cannot change withdrawal options at any time after the election is requested. The Living Benefit Guarantee withdrawal options are only available if the Actual Age of the younger Covered Life at the time of the first Living Benefit Guarantee withdrawal satisfies the age range specified in the Additional Contract Specifications. Unless requested to remain in the Deferral Phase, if withdrawals are requested after the age at which the Living Benefit Guarantee withdrawal options become available (as specified in the Additional Contract Specifications), the Contract will be entered into the Withdrawal Phase under the Living Benefit Guarantee.

Standard Withdrawal Guarantee. Under the Standard Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) until the Standard Withdrawal Benefit Balance is reduced to zero, or for the lifetime of the last surviving Covered Life (whichever ends earlier).

Guaranteed Annual Withdrawal Amount. The Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee is calculated on every Contract Anniversary for the following Contract Year and is equal to the Standard Withdrawal Rate (described below) multiplied by the Withdrawal Benefit Base.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Standard Withdrawal Rate. The Standard Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Guarantee, and is equal to the Standard Withdrawal Rate selected by the Contract Owner at the time the Standard Withdrawal Guarantee is elected. Standard Withdrawal Rates are specified in the Additional Contract Specifications. As outlined in the Additional Contract Specifications, the available Standard Withdrawal Rates at the time the Standard Withdrawal Guarantee is elected will be determined by the then applicable Lifetime Withdrawal Rate and the Standard Withdrawal Rate Threshold.

Standard Withdrawal Benefit Balance. At the time the Contract enters the Withdrawal Phase under the Standard Withdrawal Guarantee, the Standard Withdrawal Benefit Balance will be set equal to the Withdrawal Benefit Base. The Standard Withdrawal Benefit Balance will decrease for withdrawals less than or equal to the Guaranteed Annual Withdrawal Amount by the amount of the withdrawal up to the Standard Annual Reduction (described below). The Standard Withdrawal Benefit Balance will step-up to the Contract Value at the time of an Automatic Annual Step-Up of the Withdrawal Benefit Base to the Contract Value (if applicable).

The Standard Withdrawal Benefit Balance cannot be withdrawn and is not payable as a death benefit.

Standard Annual Reduction. At the time the Contract enters the Withdrawal Phase under the Standard Withdrawal Guarantee, the Standard Annual Reduction will be set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. The Standard Annual Reduction will be recalculated upon Automatic Annual Step-Up of Withdrawal Benefit Base to the Contract Value, and may decrease upon an Excess Withdrawal.

Effect of Standard Withdrawals on Standard Withdrawal Benefit Balance. During each Contract Year, the Standard Withdrawal Benefit Balance will decrease for withdrawals as follows:

•	The Standard Withdrawal Benefit Balance will decrease by the dollar amount of withdrawals up to the Standard Annual Reduction.
•

The Standard Withdrawal Benefit Balance will not decrease for cumulative withdrawals in the Contract Year in excess of the Standard Annual Reduction but less than the Guaranteed Annual Withdrawal Amount.

•	When cumulative withdrawals during the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will decrease for Excess Withdrawals (described below).

Effect of Standard Withdrawals on Withdrawal Benefit Base. If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Excess Withdrawal. An Excess Withdrawal is a withdrawal that exceeds the Guaranteed Annual Withdrawal Amount in a Contract Year. An Excess Withdrawal Amount, as applicable to any individual withdrawal within each Contract Year, is equal to the total amount withdrawn, minus the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawals.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Any time an Excess Withdrawal is taken, the Standard Withdrawal Benefit Balance will be reduced by the greater of (1) and (2), where:

(1)	is the Excess Withdrawal Amount, and
(2)	is the Excess Withdrawal Amount multiplied by the ratio of (a) to (b), where:
(a)	is the difference between (i) and (ii), where:
(i)	is the Standard Withdrawal Benefit Balance immediately prior to the withdrawal, and
(ii)	is the Standard Annual Reduction remaining prior to the withdrawal, and
(b)	is the difference between (i) and (ii), where:
(i)	is the Contract Value immediately prior to the Withdrawal, and
(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (1) and (2), where:

(1)	is the Excess Withdrawal Amount, and
(2)	is the Excess Withdrawal Amount multiplied by the ratio of (a) to (b), where:
(a)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and
(b)	is the difference between (i) and (ii), where:
(i)	is the Contract Value immediately prior to the withdrawal, and
(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary. If this recalculated amount is less than the Standard Annual Reduction, the Standard Annual Reduction will be reset to the Guaranteed Annual Withdrawal Amount.

At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined below in the “Effect of Contract Value reducing to zero on Guaranteed Minimum Withdrawal Benefit” provision.

Effect of Standard Withdrawal Benefit Balance reducing to zero. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value is greater than zero, the Standard Withdrawal Benefit Balance will be reset to the Contract Value, and the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company with the request to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount and the Standard Annual Reduction will be recalculated, and the Guarantee will continue based on recalculated values. Inflation Increases will continue at the time the Standard Withdrawal Benefit Balance is reset to the Contract Value. If the Standard Withdrawal Benefit Balance reduces to zero, and the Contract Value also reduces to zero, the Contract will be terminated.

ICC14-IPDB

Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Guaranteed Annual Withdrawal Amount in the final year. In the final year the Standard Withdrawal Guarantee is active (i.e. the Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, and is calculated according to the following process:

(1)

Every Contract Anniversary, the Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, the Contract may be entering the final year of the Guarantee, and the Guaranteed Annual Withdrawal Amount will be reduced.

(2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of (i) to (ii) where:
(i)	is the Standard Withdrawal Benefit Balance at the start of the final year of the Standard Withdrawal Guarantee, and
(ii)	is the Standard Annual Reduction at the start of the final year of the Standard Withdrawal Guarantee.
(3)

The reduced Guaranteed Annual Withdrawal Amount in the final year of the Guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount (Withdrawal Benefit Base multiplied by the Standard Withdrawal Rate) by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Lifetime Withdrawal Guarantee. Under the Lifetime Withdrawal Guarantee, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount (based on the Withdrawal Benefit Base) for the lifetime of the last surviving Covered Life.

Guaranteed Annual Withdrawal Amount. The Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee is calculated on every Contract Anniversary for the following Contract Year and is equal to the Lifetime Withdrawal Rate (described below) multiplied by the Withdrawal Benefit Base.

Lifetime Withdrawal Rate. The Lifetime Withdrawal Rate is used to determine the amount of the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Guarantee. The Lifetime Withdrawal Rate is the sum of the Age-Based Lifetime Withdrawal Rate and the Effective Lifetime Withdrawal Rate Adjustment (if applicable). The Age-Based Lifetime Withdrawal Rate is specified in the Additional Contract Specifications. For a Single Life Guarantee, the Actual Age of the Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate. For a Joint Life Guarantee, the Actual Age of the younger Covered Life at the time the Lifetime Withdrawal Guarantee is first exercised determines the Age-Based Lifetime Withdrawal Rate.

Effective Lifetime Withdrawal Rate Adjustment. The Effective Lifetime Withdrawal Rate Adjustment is the sum of the Lifetime Withdrawal Rate Adjustment (as defined below) for each Purchase Payment. The Effective Lifetime Withdrawal Rate Adjustment is not applicable if:

(1)

the Withdrawal Rate Adjustment Waiting Period, the Maximum Withdrawal Rate Adjustment Period, and the Annual Adjustment Rate are “Not applicable” as specified in the Additional Contract Specifications, or

(2)	for each Purchase Payment, the Age of the Purchase Payment (as defined below) is zero.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Lifetime Withdrawal Rate Adjustment. For each Purchase Payment, the Lifetime Withdrawal Rate Adjustment is the ratio of (1) to (2), where:

(1)	is the product of (a), (b), and (c), where:
(a)	is the Age of the Purchase Payment at the time the Lifetime Withdrawal Guarantee is first exercised,
(b)	is the Annual Adjustment Rate (specified in the Additional Contract Specifications), and
(c)	the Purchase Payment amount, and
(2)	the total amount of Purchase Payments at the time the Lifetime Withdrawal Guarantee is first exercised.

The Age of the Purchase Payment is defined as the greater of zero and the difference between (1) and (2), where:

(1)	is the number of Contract Years since the date of the Purchase Payment, subject to the Maximum Withdrawal Rate Adjustment Period specified in the Additional Contract Specifications, and
(2)	is the Withdrawal Rate Adjustment Waiting Period specified in the Additional Contract Specifications.

Lifetime Withdrawal Rates after Step-Up. If an Automatic Annual Step-Up of Withdrawal Benefit Base occurs during the Withdrawal Phase under the Lifetime Withdrawal Guarantee, the Contract is eligible to receive the Age-Based Lifetime Withdrawal Rate specified in the Additional Contract Specifications for the current age of the younger Covered Life.

Effect of Lifetime Withdrawals on Withdrawal Benefit Base. If less than or none of the Guaranteed Annual Withdrawal Amount is taken in any given Contract Year, any unused portion of the Guaranteed Annual Withdrawal Amount cannot be carried over to any future Contract Years. If total withdrawals in a Contract Year during the Withdrawal Phase do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced.

Excess Withdrawals. An Excess Withdrawal is a withdrawal that exceeds the Guaranteed Annual Withdrawal Amount in a Contract Year. An Excess Withdrawal Amount, as applicable to any individual withdrawal within each Contract Year, is equal to the total amount withdrawn, minus the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawals.

Any time an Excess Withdrawal is taken, the Withdrawal Benefit Base will be reduced by the greater of (1) and (2), where:

(1)	is the Excess Withdrawal Amount, and
(2)	is the Excess Withdrawal Amount multiplied by the ratio of (a) to (b), where:
(a)	is the Withdrawal Benefit Base immediately prior to the Excess Withdrawal, and
(b)	is the difference between (i) and (ii), where:
(i)	is the Contract Value immediately prior to the withdrawal, and
(ii)	is the Guaranteed Annual Withdrawal Amount remaining prior to the withdrawal.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, the Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.

At the time the withdrawal is requested by the Contract Owner (whether over the telephone or via a withdrawal form provided by the Company), the Company will provide information necessary to determine if the requested withdrawal amount would result in an Excess Withdrawal treatment and thus reduce the Withdrawal Benefit Base as well as the Guaranteed Annual Withdrawal Amount. The Contract Owner may also contact the Company’s Customer Service at any time to determine whether a contemplated withdrawal would result in Excess Withdrawal treatment.

If the Guaranteed Annual Withdrawal Amount remaining immediately prior to the withdrawal is greater than the Contract Value immediately prior to the withdrawal, no Excess Withdrawal is paid. The Contract Owner will receive the Guaranteed Annual Withdrawal Amount remaining and the Contract will be annuitized under the terms outlined below in the “Effect of Contract Value reducing to zero on Guaranteed Minimum Withdrawal Benefit” provision.

Systematic Withdrawals. Systematic withdrawals may be taken under any of the withdrawal options. The maximum systematic withdrawal amount in the Deferral Phase is the amount available under the “Free Withdrawal” provision of this Contract. Systematic withdrawals can be taken for the full Guaranteed Annual Withdrawal Amount in the Withdrawal Phase, even if it exceeds the Free Withdrawal Amount, but surrender charges will apply once the Free Withdrawal Amount has been depleted.

Effect of Withdrawal Benefit Base reducing to zero. If the Withdrawal Benefit Base is reduced to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting termination of the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on recalculated values. A new Inflation Increase Period will begin at the time the Withdrawal Benefit Base is reset to the Contract Value, depending on the current Contract phase. If the Withdrawal Benefit Base is reduced to zero, and the Contract Value is also reduced to zero, the Contract will be terminated.

Guaranteed Minimum Death Benefit Enhancement - Withdrawals.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Base. The Guaranteed Minimum Death Benefit Base will be reduced for withdrawals by the greater of (1) and (2), where:

(1)	is the withdrawal amount, and
(2)	is the withdrawal amount multiplied by the ratio of (a) to (b), where:
(a)	is the Guaranteed Minimum Death Benefit Base immediately prior to the withdrawal, and
(b)	is the Contract Value immediately prior to the withdrawal.

Effect of Partial Annuitization on Guaranteed Minimum Death Benefit Base. Partial Annuitization will reduce the Guaranteed Death Benefit Base and the Contract Value in the same manner as withdrawals (described above).

Effect of Guaranteed Minimum Death Benefit Base Reducing to Zero. The Guaranteed Minimum Death Benefit Enhancement will terminate once the Guaranteed Minimum Death Benefit Base is reduced to zero.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Effect of Contract Value reducing to zero.

Effect of Contract Value reducing to zero on Guaranteed Minimum Withdrawal Benefit. If the Contract Value is reduced to zero and any benefits are due under the Living Benefit Guarantee, guaranteed minimum withdrawals will continue according to the guarantee as described below. No subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value is reduced to zero in the Deferral Phase:

•

If the Withdrawal Benefit Base is greater than zero and the Living Benefit Guarantee is available (as specified in the Additional Contract Specifications), and the Lifetime Withdrawal Guarantee is available (as specified in the Additional Contract Specifications) based on the age of the younger Covered Life, the Contract will be annuitized using the Lifetime Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the then applicable Lifetime Withdrawal Rate. The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Lifetime Withdrawal Rate Adjustment (if applicable) at the time the Contract Value is reduced to zero. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•

If the Withdrawal Benefit Base is greater than zero and the Living Benefit Guarantee is available, but the Lifetime Withdrawal Guarantee is not available (as specified in the Additional Contract Specifications) based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. Inflation Increases will no longer be credited to the Withdrawal Benefit Base after the Contract Value is reduced to zero in the Deferral Phase.

•	If the Withdrawal Benefit Base is greater than zero, but the Living Benefit Guarantee is not available (as described in the Additional Contract Specifications), the Contract will be terminated.
•	If the Withdrawal Benefit Base is also reduced to zero, the Contract will be terminated.

If the Contract Value is reduced to zero in the Withdrawal Phase under the Standard Withdrawal Guarantee:

•

If the Standard Withdrawal Benefit Balance is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of annuitization and the Standard Withdrawal Rate. Guaranteed Annual Withdrawal Amount payments will continue until the Standard Withdrawal Benefit Balance is reduced to zero or for the lifetime of the last surviving Covered Life (whichever ends earlier), and Inflation Increases will still be credited to the Withdrawal Benefit Base.

•	If the Standard Withdrawal Benefit balance is also reduced to zero, the Contract will be terminated.

If the Contract Value is reduced to zero in the Withdrawal Phase under the Lifetime Withdrawal Guarantee:

•

If the Withdrawal Benefit Base is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Guaranteed Annual Withdrawal Amount payments will continue for the lifetime of the last surviving Covered Life, and Inflation Increases will be credited until the end of the Lifetime Withdrawal Guarantee Inflation Increase Period.

•	If the Withdrawal Benefit Base is also reduced to zero, the Contract will be terminated.

Effect of Contract Value reducing to zero on Guaranteed Minimum Death Benefit Enhancement. The Guaranteed Minimum Death Benefit Enhancement will terminate once the Contract Value is reduced to zero.

ICC14-IPDB

Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Required Minimum Distributions (RMDs). If the Contract is subject to required minimum distributions (subject to IRS enforcement rules), and the Contract has been in effect through at least one calendar year-end, the Contract Owner can elect required minimum distribution (RMD) withdrawals, which can be taken either as a one-time withdrawal or systematically. RMD calculations will be limited to this Contract only.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit.

RMD in Deferral Phase. In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as Deferral Phase Withdrawals. The Contract will then remain in the Deferral Phase until the Company receives the request to enter the Withdrawal Phase.

RMD in Withdrawal Phase. RMD withdrawals in the Withdrawal Phase are subject to favorable Excess Withdrawal treatment. Such treatment is contingent on the Contract Owner’s acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to this Contract only.

If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, upon receipt of written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined in the Guaranteed Annual Withdrawal Amount” provision above. This amount will not be changed based on the RMD requirement.

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:
-	The Standard Withdrawal Benefit Balance will be reduced by the dollar amount for withdrawals greater than Guaranteed Annual Withdrawal Amount but less than or equal to RMD;
-	The Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;
-	Withdrawals in excess of the RMD Amount will be treated as Excess Withdrawals.
•	If the Contract Owner elects to receive RMD withdrawals systematically, and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, the withdrawal amount will be the RMD amount.

If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, upon receipt of written notification of the election of RMD withdrawals by the Company, the benefit will be treated as follows:

•

Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined in the “Guaranteed Annual Withdrawal Amount” provision above. This amount will not be changed based on the RMD requirement.

•	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:
-	The Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;
-	Withdrawals in excess of the RMD Amount will be treated as Excess Withdrawals.
•	If the Contract Owner elects to receive RMD withdrawals systematically, and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, the withdrawal amount will be the RMD amount.

Effect of Required Minimum Distributions on Guaranteed Minimum Death Benefit. Required Minimum Distributions do not receive favorable treatment under the Guaranteed Minimum Death Benefit portion of this Rider. Required Minimum Distribution withdrawals will reduce the Guaranteed Minimum Death Benefit Base as described in the “Effect of Withdrawals on Guaranteed Minimum Death Benefit Base” provision.

ICC14-IPDB

Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Investment Allocation Options.

The Separate Account. Once the Contract enters the Withdrawal Phase, the Contract Owner will be subject to additional limitations and restrictions on the Contract Owner’s right to allocate the Contract Value among the Subaccounts and request transfers between Subaccounts. The Company reserves the right to add or change limitations and the way they are administered in the future, as well as to enforce limitations and restrictions in the Deferral Phase. Investment allocation restrictions will be administered in the following manner (unless changed in the future):

•	The list of the Subaccounts available as investment options will be limited;
•	Investment allocation restrictions will be effective on the day the Contract enters the Withdrawal Phase (in the future, investment allocation restrictions may be imposed in the Deferral Phase);
•

If the Company changes investment restrictions or decides to impose the restrictions in the Deferral Phase, this will be communicated to the Contract Owner 60 days prior to such change becoming effective, and the changes may apply to new and existing purchasers of this Rider;

•	Once the investment allocation restrictions become effective, the Contract Owner must choose new allocations that satisfy the investment restrictions;
•

If the Contract Owner does not provide new allocation instructions that satisfy the investment restrictions, and every attempt has been made by the Company to obtain new allocation instructions from the Contract Owner but the Company is unable to do so, any funds remaining in restricted Subaccounts will be transferred to the Subaccount listed in the Additional Contract Specifications;

•	Purchase Payments or transfers directed to the restricted Subaccounts or Fixed Interest Options will not be accepted;
•	The Contract Owner can opt out of investment allocation restrictions by terminating this Rider in accordance with the “Termination of the Rider” provisions.

The Fixed Account. Fixed Interest Options are not available with the presence of this Rider. Purchase Payments or transfers directed to the Fixed Interest Options will not be accepted.

Rider Charges. The Rider Charges consist of the Guaranteed Minimum Withdrawal Benefit Rider Charge and the Guaranteed Minimum Death Benefit Rider Charge.

The Guaranteed Minimum Withdrawal Benefit Rider Charge. The Guaranteed Minimum Withdrawal Benefit Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. One fourth of the annual Guaranteed Minimum Withdrawal Benefit Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted quarterly from the Contract Value on the date(s) specified in the Additional Contract Specifications. The Guaranteed Minimum Withdrawal Benefit Rider Charge will not exceed the Maximum Rider Charge for the Guaranteed Minimum Withdrawal Benefit Rider (both specified in the Additional Contract Specifications). The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base over the quarter. Guaranteed Minimum Withdrawal Benefit Rider Charges will be deducted until the Annuity Date.

The Guaranteed Minimum Withdrawal Benefit Rider Charge will be deducted from the Subaccounts of the Variable Account pro-rata, based on the fund allocation at the time of deduction. The Company will deduct any accrued but uncollected Guaranteed Minimum Withdrawal Benefit Rider Charge on the date the Contract is surrendered. In addition, upon payment of any death benefit associated with the Contract, the death benefit payable will be reduced by the accrued Guaranteed Minimum Withdrawal Benefit Rider Charge. No Guaranteed Minimum Withdrawal Benefit Rider Charge will be imposed upon annuitization, or deducted after the Annuity Date.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

On the date of an Automatic Annual Step-Up of Withdrawal Benefit Base to the Contract Value, the Guaranteed Minimum Withdrawal Benefit Rider Charge may be increased, but by no more than the Maximum Rider Charge Increase for the Guaranteed Minimum Withdrawal Benefit Rider specified in the Additional Contract Specifications, and will not be greater than the Guaranteed Minimum Withdrawal Benefit Rider Charge applicable to the class of Contract Owners then electing this Rider. The Guaranteed Minimum Withdrawal Benefit Rider Charge will not exceed the Maximum Rider Charge for the Guaranteed Minimum Withdrawal Benefit Rider specified in the Additional Contract Specifications. The Contract Owner will be notified 60 days before an applicable Guaranteed Minimum Withdrawal Benefit Rider Charge increase and can opt out of any future Guaranteed Minimum Withdrawal Benefit Rider Charge increases by sending a written request to the Company at least 30 days prior to a Contract Anniversary. If the Contract Owner opts out of the Guaranteed Minimum Withdrawal Benefit Rider Charge increase, no future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups of Withdrawal Benefit Base will be suspended. (Please see “Guaranteed Minimum Death Benefit Rider Charge” provision, as rejecting an increase on that portion of the rider charge will terminate the entire rider.)

The Contract Owner may request a reinstatement of the Automatic Annual Step-Ups of the Withdrawal Benefit Base by sending a written request to the Company, which must be received at least 30 days prior to a Contract Anniversary, on which the reinstatement is requested to be effective. Future charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time. The Rider Charge upon reinstatement may be increased by more than the Maximum Rider Charge Increase, but will never exceed the Maximum Rider Charge for the Guaranteed Minimum Withdrawal Benefit Rider specified in the Additional Contract Specifications.

Guaranteed Minimum Death Benefit Rider Charge. The Guaranteed Minimum Death Benefit Rider Charge is expressed as an annual percentage of the Guaranteed Minimum Death Benefit Base. One fourth of the annual Guaranteed Minimum Death Benefit Rider Charge will be multiplied by the average monthly Guaranteed Minimum Death Benefit Base for the quarter and this amount will be deducted quarterly from the Contract Value on the date(s) specified in the Additional Contract Specifications. The Guaranteed Minimum Death Benefit Rider Charge will not exceed the Maximum Rider Charge for the Guaranteed Minimum Death Benefit Rider (both specified in the Additional Contract Specifications). The Guaranteed Minimum Death Benefit Base used in the calculation is the average monthly Guaranteed Minimum Death Benefit Base over the quarter. Guaranteed Minimum Death Benefit Rider Charges will be deducted until the Annuity Date.

The Guaranteed Minimum Death Benefit Rider Charge will be deducted from the Subaccounts of the Variable Account pro-rata, based on the fund allocation at the time of deduction. The Company will deduct any accrued, but uncollected Guaranteed Minimum Death Benefit Rider Charge on the date the Contract is surrendered. In addition, upon payment of any death benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Guaranteed Minimum Death Benefit Rider Charge. No Guaranteed Minimum Death Benefit Rider Charge will be imposed upon annuitization, or deducted after the Annuity Date.

On the date of an Automatic Annual Step-Up of Guaranteed Minimum Death Benefit Base to the Contract Value, the Guaranteed Minimum Death Benefit Rider Charge may be increased, but by no more than the Maximum Rider Charge Increase for the Guaranteed Minimum Death Benefit Rider specified in the Additional Contract Specifications, and will not be greater than the Guaranteed Minimum Death Benefit Rider Charge applicable to the class of Contract Owners then electing this Rider. The Guaranteed Minimum Death Benefit Rider Charge will not exceed the Maximum Rider Charge for the Guaranteed Minimum Death Benefit Rider specified in the Additional Contract Specifications. The Contract Owner will be notified 60 days before an applicable Guaranteed Minimum Death Benefit Rider Charge increase and can reject the Guaranteed Minimum Death Benefit Rider Charge increase and thus terminate the Rider by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Rider Changes. For any written change request accepted by the Company, the Company will send a confirmation of the change to the Contract Owner.

Impact of Death. The Rider will terminate upon the death of a sole Covered Life for a Single Life Guarantee, or last death of both Covered Lives for a Joint Life Guarantee. The death benefit, including any Death Benefit Enhancement provided by this Rider, will then be distributed as described below.

The Guaranteed Minimum Death Benefit Enhancement is payable upon the death of a sole Covered Life, or the last death of two Covered Lives. The amount payable is the Death Benefit Enhancement, if any, which is the amount by which the Guaranteed Minimum Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. The Death Benefit Enhancement amount is determined as of the date the Company receives proof of death of the Covered Life (both Covered Lives for a Joint Life Guarantee) such as a death certificate or other official document establishing death, and other documents required to process the claim.

If the Guaranteed Minimum Death Benefit Base is less than or equal to the Standard Death Benefit, no Death Benefit Enhancement is payable. The maximum Death Benefit Enhancement amount payable is listed in the Additional Specifications; this cap will apply at the time the Death Benefit Enhancement is calculated. The Death Benefit Enhancement will be payable before the Annuity Date, until Actual Age 95 of the younger Covered Life under the Rider, or until the Contract Value reaches zero, if earlier.

Under a Single Life Guarantee, if the sole Contract Owner is also the sole Annuitant and sole Covered Life, then:

Upon the death of the sole Contract Owner / Annuitant / Covered Life, the death benefit, including any Death Benefit Enhancement payable under this Rider, will be paid to the Contract Owner’s Beneficiary. If permitted by federal law, a spouse of the deceased Contract Owner may exercise Spousal Step-In according to the terms of this Contract, but the Rider will terminate.

Under a Single Life Guarantee, if the sole Contract Owner is an entity, then:

Upon death of the Covered Life who is the sole Annuitant, the death benefit, including any Death Benefit Enhancement payable under this Rider, will be paid to the Contract Owner.

Under a Single Life Guarantee on a jointly owned Contract:

(a)

Upon death of a sole Annuitant who is the Covered Life under the Rider, the death benefit, including any Death Benefit Enhancement payable under this Rider, will be paid to the surviving Contract Owner, who is deemed to be sole primary Beneficiary under the “Beneficiary” provision of this Contract. The surviving spousal Contract Owner may also choose to exercise Spousal Step-In according to the terms of this Contract if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death), but the Rider will terminate.

(b)

Upon death of the Contract Owner who is not the Annuitant and sole Covered Life, the surviving spousal Contract Owner, who is also the sole Annuitant and the Covered Life under the Rider, may continue the Contract and the Rider if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The surviving Contract Owner may also choose to receive the Contract Value as a death settlement.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Under a Joint Life Guarantee, if the sole Contract Owner is the Annuitant, then:

(a)

Upon death of the Covered Life who is the sole Annuitant and the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)

Upon death of the Covered Life who is designated as the Contingent Annuitant and who is not the Contract Owner, no death benefit is payable, and the Contract Owner may continue the Contract and the Rider as sole Annuitant and Covered Life.

Under a Joint Life Guarantee, if the sole Contract Owner is the Contingent Annuitant named in the Contract, then:

(a)	Upon death of the Annuitant who is not the Contract Owner, the surviving Contract Owner who is also the surviving Covered Life will become the Annuitant and continue the Contract and the Rider as-is.
(b)

Upon death of the Contract Owner who is also the Contingent Annuitant in the Contract, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

Under a Joint Life Guarantee, if there is only one Contract Owner and Joint Annuitants are named in the Contract:

(a)

Upon death of the Annuitant or Joint Annuitant who is also the Contract Owner, the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value as a death settlement (and thus terminate the Contract and the Rider), or continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death). The Standard Death Benefit is not payable until the last death of Annuitant and Joint Annuitant.

(b)

Upon death of the Covered Life who is not the Contract Owner and is named as Annuitant or Joint Annuitant, no death benefit is payable, and the Contract Owner may continue the Contract and Rider as sole Annuitant and Covered Life.

Under a Joint Life Guarantee on a jointly owned Contract with a sole Annuitant:

(a)

Upon death of the sole Annuitant, the surviving Contract Owner, who is also the surviving Covered Life, as sole primary Beneficiary, may choose to receive the Standard Death Benefit (and thus terminate the Contract and the Rider) or continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)

Upon death of the Contract Owner named as Contingent Annuitant who is also a Covered Life, no death benefit will be paid. The surviving Contract Owner who is the Annuitant and surviving Covered Life may continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

Under a Joint Life Guarantee on a jointly owned Contract with Joint Annuitants:

(a)

Upon first death, the surviving Contract Owner who is also the surviving Annuitant and surviving Covered Life, as sole primary Beneficiary, may choose to receive the Contract Value (and thus terminate the Contract and the Rider), or continue the Contract and the Rider as-is if permitted by federal law (subject to IRS requirements for distribution upon Contract Owner’s death).

(b)	Upon last death, the death benefit, including any Death Benefit Enhancement payable under this Rider, will be paid to the Contract Owners’ Beneficiary(ies).

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

Periodic Reports. The Company will furnish the Contract Owner with periodic reports. The periodic reports will be provided at least annually without charge and will provide current information as of a date not more than four months prior to the date of mailing.

Reports will contain at least the following information:

(1)

Before the Living Benefit Guarantee is exercised, the Withdrawal Benefit Base and the minimum Guaranteed Annual Withdrawal Amount under both the Standard Withdrawal Guarantee and the Lifetime Withdrawal Guarantee for the earliest possible initial withdrawal date,

(2)

After the Living Benefit Guarantee is exercised, the Guaranteed Annual Withdrawal Amount under the requested Withdrawal Option and any remaining benefit period as applicable under the Standard Withdrawal Guarantee,

(3)	the Guaranteed Minimum Death Benefit Base, and
(4)	the Guaranteed Minimum Death Benefit Enhancement.

Additional status reports will be made available to the Contract Owner upon request for a fee that will not exceed the amount stated on Page 3.

Termination of the Rider.

Upon the earliest of the following, the Rider will be terminated, but the Contract will remain in force:

(1)	At any time on or after the third Contract Anniversary, immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;
(2)	Upon a change in ownership (or any assignment) of the Contract unless:
(a)	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person, such as:
i.	an individual ownership changed to a personal revocable trust,
ii.	an eligible spousal Beneficiary who is also the surviving Covered Life elects to become the Successor Owner of the Contract and the Rider upon Owner’s death,
iii.	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or
iv.	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime, or
(b)	The assignment is for the purposes of effectuating a 1035 exchange of the Contract;
(3)	Spousal Step-In of a Contract with a Single Life Guarantee upon the Contract Owner’s death (where the Contract Owner is the sole Covered Life);
(4)	Annuitization under the Contract.

Upon Rider termination:

•   Charges for the Rider stop accruing (accrued but un-assessed rider charges will be deducted on the next applicable date when Rider Charges are deducted),

•	Investment Allocation restrictions no longer apply,
•	Guaranteed minimum withdrawals available under the Rider will terminate, and
•	Any Death Benefit Enhancement available under the Rider will terminate.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

If the Contract is terminated, the Rider will also be terminated. Both the Contract and the Rider will terminate upon the earliest of:

(1)	Full surrender of the Contract;
(2)	Death of the Covered Life for a Single Life Guarantee, or the last death of both Covered Lives for a Joint Life Guarantee;
(3)

the Standard Death Benefit, along with any Death Benefit Enhancement, is paid to the surviving Covered Life (as sole primary Beneficiary) upon the death of the sole Annuitant with a Joint Life Guarantee (where the deceased Annuitant is one of the Covered Lives);

(4)

the Contract Value is paid as a death settlement upon the death of the Contract Owner (who is one of the Annuitants and one of the Covered Lives under the Joint Life Guarantee), but the surviving Annuitant / Covered Life is not permitted to continue the Contract by federal law;

(5)	the Contract Value is reduced to zero and the Withdrawal Benefit Base is also reduced to zero;
(6)

the Contract Value is reduced to zero and there are no withdrawals available under the Living Benefit Guarantee as specified in the Additional Contract Specifications, regardless of the value of the Withdrawal Benefit Base.

Annuitization. According to the terms of the Contract, the Contract Value must be annuitized on the Annuity Date (specified on Page 3).

The Guaranteed Minimum Death Benefit Enhancement terminates on the Annuity Date.

If the Rider is in effect on the Annuity Date, an annuitization option will be available which guarantees annuity payments in an amount at least equal to the Guaranteed Annual Withdrawal Amount. The following options will be available to the Contract Owner at annuitization:

(1)	Surrender the Contract and receive a Surrender Value,
(2)	Apply the Contract Value to any of the Annuity Options described in the Contract, or
(3)	Annuitize the Contract under the terms of the Rider.

If the Contract is surrendered or if the Contract Value is applied to an Annuity Option described in the Contract, the Living Benefit Guarantee will expire. If the Contract is annuitized under the terms of the Rider, the annuity payments will continue annually according to the elected Living Benefit Guarantee withdrawal option.

Annuitization under the terms of the Rider. Under the terms of the Rider, if both the Contract Value and the Withdrawal Benefit Base are greater than zero on the Annuity Date, the Contract will be annuitized as follows:

•

If the Contract is in the Deferral Phase as of the Annuity Date, and the Lifetime Withdrawal Guarantee is available (as specified in the Additional Contract Specifications) based on the age of the younger Covered Life, it will be annuitized under the Lifetime Withdrawal Guarantee at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate applicable at the time of annuitization. The Lifetime Withdrawal Rate is based on the Age-Based Lifetime Withdrawal Rate and Effective Lifetime Withdrawal Rate Adjustment (if applicable) at the time of annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Automatic Annual Step-Ups will no longer apply.

•

If the Contract is in the Deferral Phase as of the Annuity Date, but the Lifetime Withdrawal Guarantee is not available (as specified in the Additional Contract Specifications) based on the age of the younger Covered Life, the Contract will be annuitized using the Standard Withdrawal Guarantee. The Guaranteed Annual Withdrawal Amount will be determined based on the Withdrawal Benefit Base at the time of Annuitization and the lowest available Standard Withdrawal Rate. This amount will be payable annually until the Standard Withdrawal Benefit Balance is reduced to zero or the lifetime of the last surviving Covered Life, whichever is earlier. After Annuitization, Inflation Increases and Automatic Annual Step-Ups will no longer apply.

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Rider - Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment and Guaranteed Minimum Death Benefit Enhancement (continued)

•

If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or the lifetime of the last surviving Covered Life, whichever is earlier. The Standard Withdrawal Period Remaining is based on the ratio of the Standard Withdrawal Benefit Balance to the Standard Annual Reduction at the time of Annuitization, rounded up to the next integer. After Annuitization, Inflation Increases and Automatic Annual Step-Ups will no longer apply.

•

If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Guarantee, it will be annuitized at the Guaranteed Annual Withdrawal Amount effective at the time of Annuitization. This amount will be payable annually during the lifetime of the last surviving Covered Life. After Annuitization, Inflation Increases and Automatic Annual Step-Ups will no longer apply.

An annuitization option must be selected at least 30 days prior to the Annuity Date. If the Rider is in effect when the maximum maturity date has been reached, and an annuitization option was not specified by the Contract Owner, the Contract will be annuitized under the conditions of the Rider.

When the Contract is annuitized, the annuity payment schedule and the amount are fixed and cannot be altered. The Annuity Option cannot be changed after the Contract is annuitized. If the Contract is annuitized based on the Rider’s Living Benefit Guarantee, the Death Benefit is no longer payable. Also, any favorable treatment of RMD withdrawals under the Rider no longer applies, as such distributions are no longer required. If the remaining annuity payments due each Contract Year are less than $100, the remaining annuity payments will be commuted and a lump sum will be paid.

Rider Effective Date - The Rider Effective Date is the same as the Contract Date unless another Rider Effective Date is specified in Additional Contract Specifications.

The Penn Mutual Life Insurance Company

President and
Chief Executive Officer

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